Exhibit 10.8

Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) is the type that the registrant treats as private or confidential.

EXHIBIT B

LOCK-UP AND RELEASE AGREEMENT

July 31, 2026

Re:	Securities Purchase Agreement, dated as of July 31, 2026 (the “Purchase Agreement”), between Netlist, Inc. (the “Company”) and Samsung Semiconductor, Inc. (the “Investor”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement. [***].

Notwithstanding the foregoing restrictions, the Lock-Up Shares shall be released from the restrictions set forth in this Letter Agreement in accordance with the following schedule (each such date, a “Release Date”): (i) twenty percent (20%) of the Lock-Up Shares (rounded down to the nearest whole share) shall be released on the first (1st) anniversary of the Closing Date; (ii) an additional twenty percent (20%) of the Lock-Up Shares (rounded down to the nearest whole share) shall be released on the second (2nd) anniversary of the Closing Date; (iii) an additional twenty percent (20%) of the Lock-Up Shares (rounded down to the nearest whole share) shall be released on the third (3rd) anniversary of the Closing Date; (iv) an additional twenty percent (20%) of the Lock-Up Shares (rounded down to the nearest whole share) shall be released on the fourth (4th) anniversary of the Closing Date; and (v) all remaining Lock-Up Shares shall be released on the fifth (5th) anniversary of the Closing Date. [***].

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For the avoidance of doubt, [***]. This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Letter Agreement shall be governed by, and construed in accordance with, the laws of [***] without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction, except to the extent that mandatory principles of [***] law may apply. The undersigned hereby irrevocably submits to the general jurisdiction of [***], and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. [***].

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*** SIGNATURE PAGE FOLLOWS***

IN WITNESS WHEREOF, the undersigned has caused this Letter Agreement to be duly executed by its authorized signatory as of the date first indicated above.

INVESTOR:

SAMSUNG SEMICONDUCTOR, INC.

By:	/s/ Sang-jin Oh
Name:	Sang-jin Oh
Title:	Chief Financial Officer
Date:	August 4, 2026